SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 10, 2004

Northern Star Financial, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-25231	41-1912467
(Commission File Number)	(IRS Employer Identification No.)

1650 Madison Avenue Mankato, Minnesota 56001
(Address of Principal Executive Offices and Zip Code)

(507) 387-2265
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7.                                                           Financial Statements and Exhibits

(a)                                  Financial statements:  None.

(b)                                 Pro forma financial information:  None.

(c)                                  Exhibits:

Exhibit 99.1                                    Press release dated February 9, 2004.

Item 12.                                                    Results of Operations and Financial Condition.

On February 9, 2004, Northern Star Financial, Inc. issued a press release announcing its results for the Company and its wholly owned subsidiary Northern Star Bank for the second quarter of the fiscal year ending June 30, 2004.  The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.

The information in this Current Report, including the Exhibit 99.1 attached hereto and incorporated herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.  The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained or incorporated herein is material investor information that is not otherwise publicly available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN STAR FINANCIAL, INC.

	By	/s/ Thomas P. Stienessen
Date: February 10, 2004		Thomas P. Stienessen
Chief Executive Officer

EXHIBIT INDEX

Northern Star Financial, Inc.

Form 8-K Current Report

Exhibit Number	Description

99.1	Press release dated February 9, 2004